SUBSCRIPTION AGREEMENT

1.

The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 100,000 shares of common stock, $.001 par value, (the “Common Stock”) to be issued by VoiceInterop, Inc. a Florida corporation (“VOIP”) for $6,000 on the terms and conditions described herein. The undersigned herewith tenders the entire subscription amount.

2.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, VOIP and its affiliates as follows:

a.

The undersigned is acquiring the Common Stock for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Common Stock.

b.

The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

c.

The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

d.

The undersigned acknowledges that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  In furtherance thereof, the undersigned represents and warrants to and agrees with VOIP and its affiliates as follows:

i.

The undersigned is fully familiar with the definition of “accredited investor” in Regulation D under the Securities Act and is an “accredited investor;”

ii.

The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring all or a portion of the Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise and the undersigned does not have any such intention;

iii.

The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for current needs and personal contingencies and has no need for liquidity with respect to his investment in VOIP; and

iv.

The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock.

e.

The undersigned:

i.

has been provided an opportunity a reasonable time prior to the date hereof to obtain information concerning the offering of the Common Stock and VOIP and all other information to the extent VOIP possesses such information or can acquire it without unreasonable effort or expense;

ii.

and his representatives has been given the opportunity a reasonable time prior to the date hereof to ask questions of, and receive answers from, VOIP, its officers and its representatives concerning the terms and conditions of the offering of the Common Stock and any other matters pertaining to VOIP or this investment, and has been given the opportunity a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information provided by VOIP in order for the undersigned to evaluate the merits and risks of purchase of the Common Stock;

iii.

is aware that his purchase of the Common Stock is voidable by him within 3 days after the first tender of consideration is made by him to VOIP, an agent of VOIP or an escrow agent;

iv.

is aware that VOIP has limited assets and business and has no formal agreement to acquire additional assets or business; and

v.

has determined that the Common Stock is a suitable investment for the undersigned and that the undersigned can bear a complete loss of such investment.

f.

The undersigned will not sell, transfer or otherwise dispose of any or all of the Common Stock or any interest therein without registration under the Securities Act or the availability of an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Common Stock has not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.

g.

The undersigned understands that Cleartronic, Inc. the owner of VoiceInterop, Inc has entered into a definitive agreement to purchase VOIP.  In addition, an S-1 registration Statement, spinning off VoiceInterop into a separate public company will be filed with the United States Securities and Exchange Commission and that the shares purchased under this agreement will be included in that registration statement.

h.

Common Stock will bear the following legend until: (i) such time that such the Common Stock shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement.

 “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL WHICH OPINION IS REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR SIMILAR SECURITIES LAW.”

i.

The undersigned understands that an investment in the Common Stock is a speculative investment which involves a high degree of risk of loss of his entire investment.

j.

The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Common Stock will not cause such overall holdings or commitment to become excessive.

k.

The undersigned is an individual, is at least 21 years of age and has full legal capacity to enter into and perform his obligations under this Agreement and any other required documents. shall agree in writing to be bound by the provisions of this paragraph.

l.

The undersigned is a resident of the state of Florida and has executed this Agreement in such state.

m.

The foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Closing(s).

3.

VOIP represents and warrants, as of the date hereof, the following:

a.

The execution, delivery and performance of this Agreement have been duly and validly authorized by VOIP and this Agreement is a binding agreement of VOIP, enforceable in accordance its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

b.

The Common Stock has been duly authorized and, when issued and paid for in accordance herewith, will be fully paid and non-assessable.

c.

All corporate action required to be taken for the authorization, issuance and sale of the Common Stock has been duly and validly taken by VOIP.

d.

VOIP has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Florida.

e.

No consent, authorization or order of, and no filing with, any court, government agency or other body is required by VOIP for the issuance of the Common Stock, except for those provided by applicable federal and state securities laws. and regulations thereunder.

4.

The undersigned agrees to indemnify and hold harmless the VOIP, its officers and directors, employees and its affiliates and each other person, if any, who controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.

Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

7.

Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

8.

This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

9.

This Agreement is not transferable or assignable by the undersigned.

10.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Florida, without giving effect to conflicts of law principles. VOIP and the undersigned, by acceptance of this

Agreement, hereby consent to the exclusive jurisdiction and venue of the courts of the state of Florida located in Palm Beach County, Florida or the United States District Court for the Southern District of Florida with respect to any matter relating to this Agreement and the performance of VOIP’s and the undersigned’s obligations hereunder and VOIP and the undersigned hereby further consent to the personal jurisdiction of such courts.  Any action, suit or proceeding brought by or on behalf of VOIP or the undersigned relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.

11.

The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on March 7, 2018.

Subscriber

/s/ Harry B. Schloss

Signature

Harry B. Schloss

Printed Name of Subscriber

Address of Subscriber

Tax ID Number

VoiceInterop, Inc.

By: /s/ Larry M. Reid

Name: Larry M. Reid

Title: President